THIRD AMENDMENT TO THIRD AMENDED AND
                    RESTATED REVOLVING CREDIT AGREEMENT

                                  between

                      FAIRFIELD ACCEPTANCE CORPORATION

                                    and

                     THE FIRST NATIONAL BANK OF BOSTON,
                        INDIVIDUALLY AND AS AGENT


     THIS AMENDMENT (this "Amendment") dated as of December 12, 1996, is made by and among FAIRFIELD ACCEPTANCE CORPORATION, a Delaware corporation (the "Borrower" or "FAC"), THE FIRST NATIONAL BANK OF BOSTON, a national banking association ("FNBB"), and THE FIRST NATIONAL BANK OF BOSTON, as agent for itself and the Lenders (the "Agent"), parties to a certain Third Amended and Restated Revolving Credit Agreement dated as of September 28, 1993, as amended by a Consent, Waiver and Agreement, dated as of September 23, 1994, as further amended by a First Amendment to Third Amended and Restated Revolving Credit Agreement dated as of December 9, 1994, and as further amended by a Second Amendment to Third Amended and Restated Revolving Credit Agreement dated as of December 19, 1994 (as so amended, the "Credit Agreement"). This Amendment is joined in by Fairfield Communities, Inc., a Delaware corporation ("Fairfield") and Fairfield Myrtle Beach, Inc. ("Myrtle", Fairfield and Myrtle are hereinafter collectively referred to as the "Guarantors") by reason of the Unconditional Guaranty of Payment and Performance, dated as of September 28, 1993, from the Guarantors in favor of the Agent (the "FAC Guaranty"). All capitalized terms used herein and not otherwise defined shall have the same respective meanings herein as in the Credit Agreement.

     WHEREAS, FNBB, FAC and the Agent have agreed to extend the maturity date of the Revolving Credit Loans;

     NOW, THEREFORE, in consideration of the premises, FAC, FNBB, the Guarantors and the Agent hereby agree as follows:

     1.  AMENDMENT TO CREDIT AGREEMENT.  FAC, FNBB and  the
         -----------------------------
Agent hereby agree to amend the Credit Agreement as follows:

     1.1.     The definition "Maturity  Date" appearing  in
Section 1.1 of the Credit Agreement is hereby amended by deleting said definition in its entirety and substituting therefor the following new definition:

     "Maturity Date.   January 1, 1999,  or if extended
      -------------
     in accordance with 3.4 hereof, such extended date."

     2.  GUARANTORS CONSENT.  The Guarantors hereby consent
         ------------------
to the amendment to the Credit Agreement set forth in this Amendment and confirm their obligations to the Agent and the Lenders under the FAC Guaranty and the FAC Guaranty shall extend to and include the obligations of the Borrower under the Credit Agreement as amended by this Amendment. Each of the Guarantors agrees that all of its obligations to the Agent and the Lenders evidenced by or otherwise arising under the FAC Guaranty are in full force and effect and are hereby ratified and confirmed in all respects.

    3. OTHER AMENDMENTS.  Except as  expressly provided in
       ----------------
this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. FAC confirms and agrees that the Obligations of FAC to the Lenders and the Agent under the Credit Agreement, as amended hereby, and all of the other obligations of FAC under the other Loan Documents, are secured by and entitled to the benefits of the Security Documents.

    4. EXECUTION IN COUNTERPARTS.   This  Amendment may  be
       -------------------------
executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

    5. HEADINGS.   The captions  in this  Amendment are for
       --------
convenience of reference only and shall not define or limit the provisions hereof.


       IN WITNESS WHEREOF, the parties have executed this Amendment as an instrument under seal to be governed by the laws of the Commonwealth of Massachusetts, as of the date first above written.

                              FAIRFIELD ACCEPTANCE
                                  CORPORATION


                              By: /s/Robert W. Howeth
                                 -------------------------------
                              Name: Robert W. Howeth
                                   -----------------------------
                              Title: President
                                    ----------------------------


                              FAIRFIELD COMMUNITIES, INC.


                              By: /s/Robert W. Howeth
                                 ------------------------------
                              Name: Robert W. Howeth
                                   ----------------------------
                              Title: Senior Vice President
                                    ----------------------------


                              FAIRFIELD MYRTLE BEACH, INC.


                              By: /s/Robert W. Howeth
                                 -------------------------------
                              Name: Robert W. Howeth
                                   -----------------------------
                              Title: Vice President
                                    ----------------------------


                              THE FIRST NATIONAL BANK
                               OF BOSTON, Individually and as Agent


                              By:/s/ Linda J. Carter
                                 ---------------------------------
                              Name: Linda J. Carter
                                   -------------------------------
                              Title: Vice President
                                    ------------------------------